Dreyfus
Asset Allocation
Fund, Inc.
Semi-Annual Report


October 31, 1996

Dreyfus Asset Allocation Fund, Inc.
----------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

    It is a pleasure to once again have the opportunity to correspond with you regarding Dreyfus Asset Allocation Fund, Inc. This report covers the semi-annual period ended October 31, 1996 during which time the Fund's total return was 3.48%.* Due to the structure of the Fund, a mix of stocks, bonds and cash, this return is not comparable to a market index composed entirely of any one of these asset classes. One such index, the S&P 500 Composite Stock Price Index, had a total return of 9.08% during the Fund's semi-annual period.** A special blended index, the Customized Blended Index, which is prepared by the Fund to provide better performance comparison, reflecting the Fund's benchmark allocation of assets as defined in its Prospectus, had a total return of 6.98% for the same period.***

    The Fund was significantly restructured during this semi-annual period, and results have already shown improvement, despite a difficult market for value stocks, the style and philosophy of equity management used in the Fund. We are confident that value investing will prove to be a superior style of investment management, and that this fund will become more competitive with the Customized Blended Index going forward.

Economic Review

    The U.S. economy is enjoying a good year. First, the tightening labor market has failed to push price inflation higher. Second, economic growth has slowed since midyear from the torrid pace of the first half. Third, corporate profits are holding up quite well, albeit growing more slowly than last year. These developments have vindicated Federal Reserve Board inaction, keeping market interest rates stable. Although the economy has simmered down, it is nevertheless operating with very little slack.

        The Federal Reserve twice thwarted market expectations for tightening this year, taking the view instead that steady growth won't so easily foster inflation in this cycle. Indeed, the unemployment rate has plunged towards 5% this year and wage growth has outpaced price inflation for the first time since 1989. Yet there is little evidence of accelerating price inflation to date. Even higher oil prices have failed to lift prices elsewhere. This is very different from 1994 when the Fed preemptively hiked interest rates to stem an anticipated future price inflation that subsequently did not materialize.

    After rising 3.3% in the first half of this year, real GDP growth slowed to a near-trend 2.2% in the third quarter. Early evidence for the fourth quarter indicates sustained near-trend growth. In particular, consumer spending has been lackluster since midyear, despite solid income growth and high confidence levels. And new highs in home sales have not been matched by new records in homebuilding. Spending on capital goods has rebounded, however, while incoming strong export orders indicate better growth ahead for this sector. Capital goods and exports typically dominate the business cycle's late phase. Corporate profit growth, albeit slower than in 1995, continues to surprise on the upside.

    Interest rates this fall are not much different than in the spring. Short-term rates have especially stabilized in recent months based on the view that Fed tightening is unlikely this year. Long-term rates have recently fallen. Should the economy show signs of reaccelerating, then long-term rates would likely rise.

    As the U.S. economy moves into the late-cycle phase it is, as usual, out of sync with most business cycles overseas which are at a much earlier stage. This portends faster world growth in 1997. How well the U.S. economy can participate in an accelerating growth world economy without igniting inflation remains to be seen.

Market Overview

    The stock market in the last twelve months shrugged off a variety of potentially negative factors to barrel its way to new heights.

    In late 1995 and early 1996 economic activity appeared to slow down, enough to prompt the Federal Reserve to lower interest rates in January of this year. By springtime, when the Fed had apparently suspended its anti-inflationary measures, investors began to worry about signs of strength exhibited by the economy. Though the Fed took no action to raise interest rates, investor worries about that possibility restrained an ebullient market.

    By July, fears of higher interest rates, plus concerns that some stock prices--technology issues in particular--might have gone too far, too fast, caused a temporary retreat in equity prices.

    As fall approached, however, the underlying factors of a strong economy, low inflation, and investor optimism took hold again and propelled stock prices to new highs.

    Chief beneficiaries were the large capitalization stocks. It took a while for technology stocks and small caps to recover the ground lost in the early summer. However, the trend across the board was clearly bullish.

    As the fiscal year closed, there were some negative factors on the horizon. Corporate profits may have passed their peak. Consumer demand seemed to be slowing in some sectors. There were also hints that employment costs, which have been quite stable for a long time, might face upward pressures.

    The market, however, seemed to soar above these factors. The prospect (since become a fact) of a split government in Washington, with Republicans controlling Congress and Democrats in the White House, was seen as favorable for stock prices. Moreover, the specter of renewed inflation remained just that--nothing more than a specter. Furthermore, individual investors continued to pour money into equity mutual funds--not at constantly increasing rates, to be sure, but still at a pace that gave strong impetus for higher stock prices.

Fund Changes

    The permitted asset allocation ranges for the Fund were broadened effective August 1, 1996. Further, as of that date, common stocks other than those in the Standard & Poor's 500 Index could be purchased, as well as bonds other than U.S. Treasury issues. With these restrictions now removed, the Fund has more flexibility to maximize total return.

Fundamental Analysis

    We are practitioners of and passionate believers in fundamental security analysis. This method of determining the value of a security involves our analysts and sometimes our portfolio managers communicating directly with the management of companies in which the Fund either has current investments or is considering investing. Not only do we interview management by telephone on a regular basis, but we also periodically visit corporate headquarters, divisional headquarters, factories and distribution outlets. We meet with senior management and talk with all levels of employees, as well as customers and competitors. It is through the mosaic of information collected in these meetings that investment decisions begin to be made.

    It is a massive undertaking for us, especially given the thousands of securities that are available to us for investment on a worldwide basis. It can only be accomplished with an experienced and dedicated team of security analysts. Dreyfus employs 35 individuals who specialize in this analytical work, one of the largest efforts of any mutual fund firm. Our analysts are strictly dedicated to finding the best investments for our client, the shareholder. Their work is proprietary: it is only distributed internally to our portfolio managers, and forms the basis for security selection in our mutual funds.

    Much like the complete and thorough mixture of information that we build, our analysts form a diverse mix of individuals. Some are specialists in certain types of securities, while others are industry specialists who concentrate on securities within a particular sector of the economy. Most have actual industry experience in their particular field of specialization prior to joining Dreyfus. For example, our three-person health care team includes a retired physician, a former medical researcher for the U.S. Army, and a former health care lobbyist to Congress. Some of our analysts are relatively young and some are veterans, providing a wonderful blend of energy and experience. All of this diversity is beneficial to the investment process. Investments are best made by thinking somewhat differently from everyone else who is making similar investments. Ideally, one tries to make investment choices a bit sooner than other investors make these same choices. The reason, of course, is that through an increase in demand for ownership of a security, the price of that security increases.

Portfolio Focus

    There are basically three areas of decision-making for the Dreyfus
Asset Allocation Fund: the asset allocation mix, the equity holdings and the fixed income holdings. Each is addressed below.

Asset Allocation

    The Fund started the semi-annual period with a benchmark allocation of assets in equity securities. With the stock market correction in June, we increased equity exposure to near the top of the permitted range, and then dropped back to benchmark levels as the market rallied in late July. Equity exposure remained modestly above the benchmark for the remainder of the semi-annual period. Most of these asset allocation changes were made based on our projections for the domestic economy, the resulting output from our econometric model, and our interpretation of this data.

    Bond holdings made up most of the remainder of the Fund's assets during the semi-annual period. Cash equivalents were generally a small part of holdings given the low yields available and our generally constructive outlook on the equity and bond markets.

Equity Holdings

    The equity portfolio of the Fund underperformed the broad market during the semi-annual period at least partially due to the relative underperformance of value stocks, the style of equity management practiced by the Fund. We believe value stocks may provide superior investment performance in the future.

     Equity performance benefited from holdings such as Kimberly-Clark, Reebok, Jones Apparel, Intel, Chase Manhattan, Warner Lambert, and NorAm Energy. This last stock received a takeover offer which significantly boosted the stock price. Results were penalized by investments including American Greetings, Sun, Alexander & Alexander Services, AT&T, Entergy and GTE. These underperforming securities have been sold so that small problems would not become big problems.

Fixed Income Holdings

    The fixed income portfolio of the Fund was positioned at plus or minus
10% of the duration (weighted average time to maturity of all cash flows or a more exact measure of time to maturity) of the Fund's benchmark. Until August 1, this benchmark was the Lehman Brothers Intermediate Treasury Bond Index. As of August 1, the benchmark became the Lehman Brothers Aggregate Bond Index. This positioning focuses the portfolio on security selection instead of relying on interest rate anticipation. This change was made to correspond to changes in the types of fixed income investments that the Fund invests in. Security selection benefits from fundamental analytical work where our team of analysts enables us to add value to the portfolio. Interest rate movements, on the other hand, are often random and, therefore, it is difficult to add much value to the portfolio in predicting these changes in the direction of rates.

    Given that we were able to own fixed income securities other than U.S. Treasuries for only the last three months of the semi-annual period, very little is available in terms of a record for these holdings. We are confident, however, that we can add value to the portfolio in the future with these securities.

OUTLOOK

    We remain positive on the long term outlook for financial assets. We believe we are in a period of secular decline in interest rates and inflation, of controlled economic growth, and of increasingly active corporate managements. This last point is that many corporate managements are now working in the best interest of the owners of these companies, the holders of the common stock. This group includes holders of mutual fund shares, our clients.

    Thank you for your trust and the privilege of managing your assets. The Dreyfus organization continues to work diligently on your behalf.


                                        Sincerely,

            [Timothy M. Ghriskey signature logo]

                                        Timothy M. Ghriskey
                                        Portfolio Manager
November 12, 1996
New York, N.Y.

  *Total return includes reinvestment of dividends and any capital gains paid. **SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
***The Customized Blended Index has been prepared by the Fund and is intended to be a more accurate comparison to the Fund's general portfolio composition than the benchmark index, which is the Standard & Poor's 500 Composite Stock Price Index. We have combined the performance of unmanaged indices which reflect benchmark percentages with respect to each asset class in which the Fund invests as described in the Fund's Prospectus: 55% equity securities, 35% fixed-income securities, and 10% short-term money market instruments. The Customized Blended Index combines returns from the Lehman Brothers Aggregate Bond Index, the Standard & Poor's 500 Composite Stock Price Index and the Bank Rate Monitor Index of money market returns, and is weighted to the benchmark percentages. In the past, the fixed-income component of the Customized Blended Index was represented by the Lehman Brothers
   Intermediate Treasury Bond Index. In order to reflect changes in the Fund's permissible investments, the fixed-income component of the Customized
   Blended Index is now represented by the Lehman Brothers Aggregate Bond
   Index.

Dreyfus Asset Allocation Fund, Inc.
----------------------------------------------------------------
Statement of Investments            October 31, 1996 (Unaudited)


                                                                                               Principal
Bonds and Notes--32.9%                                                                          Amount          Value
-----------------------------------------------------------------------------------------     ----------     ----------
               Financial--1.5%      Presidential Life, Sr. Notes,
                                      9 1/2%, 2000.......................................     $  850,000     $   884,000
                                                                                                             -----------
              Industrial--3.5%      Fairchild, Sub. Deb.,
                                      12%, 2001..........................................      2,000,000       2,030,000
                                                                                                             -----------
               Utilities--2.0%      Indiantown Cogeneration, L.P.,
                                      9.77%, 2020........................................      1,000,000       1,150,645
                                                                                                             -----------
                   Other--3.5%      Asset Securitization Corporation,
                                      Ser. 1996-D3, Cl. A4, 7.822%, 10/13/2026...........      1,000,000       1,030,469
                                    GMAC, Mtg. Pass-Through Ctfs.,
                                      Ser. 1996-E, 7.87%, 10/15/2026.....................      1,000,000         976,094
                                                                                                             -----------
                                                                                                               2,006,563
                                                                                                             -----------

        U.S. Government
           and Agencies--22.4%      Federal National Mortgage Association,
                                      9%, 8/1/2026.......................................        949,814         999,974
                                    Government National Mortgage Association,
                                      5.50%, 10/20/2026..................................      1,980,000       1,962,022
                                    U.S. Treasury Bonds,
                                      6.875%, 8/15/2025..................................        400,000         409,000
                                    U.S. Treasury Notes:
                                      5.625%, 11/30/2000.................................      4,150,000       4,090,344
                                      6.625%, 7/31/2001..................................      2,500,000       2,553,906
                                      6.25%, 2/15/2003...................................      1,600,000       1,606,250
                                      6.875%, 5/15/2006..................................      1,300,000       1,346,313
                                                                                                             -----------
                                                                                                              12,967,809
                                                                                                             -----------
                                    TOTAL BONDS AND NOTES
                                      (cost $19,003,633).................................                    $19,039,017
                                                                                                             ===========

Common Stocks--65.5%                                                                            Shares
-----------------------------------------------------------------------------------------    ------------
       Consumer Durables--1.4%      Newell...............................................          27,200    $   771,800
                                                                                                             -----------
   Consumer Non-durables--6.7%      First Brands.........................................          26,400        749,100
                                    Kimberly-Clark.......................................           8,300        773,975
                                    Philip Morris Cos....................................           8,500        787,313
                                    Reebok International.................................          24,800        886,600
                                    Warnaco Group, Cl. A.................................          26,400        656,700
                                                                                                             -----------
                                                                                                               3,853,688
                                                                                                             -----------
       Consumer Services--1.1%      La Quinta Inns.......................................          33,000        660,000
                                                                                                             -----------
   Electronic Technology--9.0%      Cabletron Systems....................................          13,600        848,300
                                    International Business Machines......................           5,300        683,700


Dreyfus Asset Allocation Fund, Inc.
--------------------------------------------------------------------------
Statement of Investments (continued)          October 31, 1996 (Unaudited)


Common Stocks (continued)                                                                       Shares          Value
-----------------------------------------------------------------------------------------     ----------     ----------
Electronic Technology (continued)   Lockheed Martin......................................          7,600     $   681,150
                                    McDonnell Douglas....................................         15,200         828,400
                                    Micron Technology....................................         24,000         609,000
                                    Perkin-Elmer.........................................         15,400         825,825
                                    United Technologies..................................          5,600         721,000
                                                                                                             -----------
                                                                                                               5,197,375
                                                                                                             -----------
            Energy Minerals--6.1%   Amerada Hess.........................................         13,000         719,875
                                    Amoco................................................          9,400         712,050
                                    Phillips Petroleum...................................         16,000         656,000
                                    Tosco................................................         12,900         724,013
                                    Unocal...............................................         19,300         706,863
                                                                                                             -----------
                                                                                                               3,518,801
                                                                                                             -----------
                    Finance--5.8%   Bank United, Cl. A...................................         14,500(a)      386,062
                                    Berkley (W.R.).......................................         14,700         764,400
                                    First Security.......................................         24,700         725,563
                                    PMI Group............................................         13,300         759,763
                                    Signet Banking.......................................         25,600         739,200
                                                                                                             -----------
                                                                                                               3,374,988
                                                                                                             -----------
            Health Services--2.7%   Allegiance...........................................         40,020(a)      750,375
                                    Columbia/HCA Healthcare..............................         22,900         818,675
                                                                                                             -----------
                                                                                                               1,569,050
                                                                                                             -----------
          Health Technology--5.7%   Baxter International.................................         15,100         628,537
                                    Bristol-Myers Squibb.................................          7,300         771,975
                                    DePuy................................................         23,000(a)      402,500
                                    Glaxo Wellcome plc, A.D.R............................         21,500         677,250
                                    Sandoz AG............................................            697         802,773
                                                                                                             -----------
                                                                                                               3,283,035
                                                                                                             -----------
        Industrial Services--1.5%   Cooper Cameron.......................................         13,500(a)      862,312
                                                                                                             -----------
        Non-energy Minerals--1.3%   Lone Star Industries.................................         20,600         757,050
                                                                                                             -----------
         Process Industries--3.6%   Hoechst AG Aktien....................................         19,000         712,812
                                    Premark International................................         35,000         730,625
                                    Witco................................................         21,000         651,000
                                                                                                             -----------
                                                                                                               2,094,437
                                                                                                             -----------
     Producer Manufacturing--7.8%   General Signal.......................................         19,600         798,700
                                    Masco................................................         22,600         709,075
                                    National-Oilwell.....................................         24,000(a)      558,000
                                    Olin.................................................         18,600         790,500


Dreyfus Asset Allocation Fund, Inc.
--------------------------------------------------------------------------
Statement of Investments (continued)          October 31, 1996 (Unaudited)


Common Stocks (continued)                                                                       Shares          Value
-----------------------------------------------------------------------------------------     ----------     ----------
Producer Manufacturing (continued)  Raychem..............................................         11,300     $  882,812
                                    Xerox................................................         17,000        788,375
                                                                                                             -----------
                                                                                                               4,527,462
                                                                                                             -----------
               Retail Trade--2.5%   Dominick's Supermarkets..............................         36,000(a)      715,500
                                    Pier 1 Imports.......................................         53,900         754,600
                                                                                                             -----------
                                                                                                               1,470,100
                                                                                                             -----------
         Technology Services--.6%   Ingram Micro.........................................         18,000(a)      324,000
                                                                                                             -----------
             Transportation--2.9%   Airborne Freight.....................................         38,900         773,137
                                    Yellow...............................................         67,100         876,494
                                                                                                             -----------
                                                                                                               1,649,631
                                                                                                             -----------
                  Utilities--6.8%   GTE..................................................         17,400         732,975
                                    Hong Kong Telecom, A.D.R.............................         47,000         828,375
                                    NorAm Energy.........................................         57,900         890,212
                                    Tenaga Nasional......................................        204,000         815,515
                                    U S West Communications Group........................         21,400         650,025
                                                                                                             -----------
                                                                                                               3,917,102
                                                                                                             -----------
                                    TOTAL COMMON STOCKS
                                      (cost $35,166,348).................................                    $37,830,831
                                                                                                             ===========

                                                                                               Principal
Convertible Corporate Notes--1.2%                                                                Amount
-----------------------------------------------------------------------------------------    -------------
                          Retail;   Michael's Stores, Sub. Notes,
                                      6.75%, 1/15/2003
                                      (cost $860,189)....................................     $1,000,000     $   700,000
                                                                                                             ===========



Dreyfus Asset Allocation Fund, Inc.
--------------------------------------------------------------------------
Statement of Investments (continued)          October 31, 1996 (Unaudited)

                                                                                              Principal
Short-Term Investments--7.2%                                                                    Amount          Value
-----------------------------------------------------------------------------------------     ----------     -----------
             U.S. Treasury Bills:   4.92%, 1/2/97........................................     $  448,000     $   444,188
                                    4.94%, 1/9/97........................................        394,000         390,245
                                    4.98%, 1/16/97.......................................      2,532,000       2,505,262
                                    4.99%, 1/23/97.......................................        485,000         479,408
                                    5.01%, 1/30/97.......................................        324,000         319,937
                                                                                                             -----------

                                    TOTAL SHORT-TERM INVESTMENTS
                                      (cost $4,139,277)..................................                    $ 4,139,040
                                                                                                             ===========

TOTAL INVESTMENTS (cost $59,169,447).............................................  106.8%                    $61,708,888
                                                                                   ======                    ===========

LIABILITIES, LESS CASH AND RECEIVABLES............................................  (6.8%)                   $(3,914,752)
                                                                                   ======                    ===========

NET ASSETS.......................................................................  100.0%                    $57,794,136
                                                                                   ======                    ===========


Note to Statement of Investments:
-----------------------------------------------------------------------------
(a) Non-income producing.



See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
-----------------------------------------------------------------------------
Statement of Assets and Liabilities              October 31, 1996 (Unaudited)


                                                                                                      Cost            Value
                                                                                                  -----------      -----------
ASSETS:         Investments in securities--See Statement of Investments...................        $59,169,447      $61,708,888
                Cash......................................................................                               7,242
                Receivable for investment securities sold.................................                             746,446
                Dividends and interest receivable.........................................                             360,654
                Prepaid expenses..........................................................                              30,054
                                                                                                                   -----------
                                                                                                                    62,853,284
                                                                                                                   -----------
LIABILITIES:    Due to The Dreyfus Corporation and affiliates.............................                              40,509
                Due to Distributor........................................................                              12,467
                Payable for investment securities purchased...............................                           4,955,981
                Payable for Common Stock redeemed.........................................                               6,500
                Accrued expenses..........................................................                              43,691
                                                                                                                   -----------
                                                                                                                     5,059,148
                                                                                                                   -----------
NET ASSETS................................................................................                         $57,794,136
                                                                                                                   -----------
                                                                                                                   -----------
REPRESENTED BY: Paid-in capital...........................................................                         $51,820,359
                Accumulated undistributed investment income--net..........................                           1,126,872
                Accumulated net realized gain (loss) on investments.......................                           2,307,464
                Accumulated net unrealized appreciation (depreciation)
                  on investments--Note 4..................................................                           2,539,441
                                                                                                                   -----------
NET ASSETS................................................................................                         $57,794,136
                                                                                                                   -----------
                                                                                                                   -----------
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)...........................                           4,140,830

NET ASSET VALUE, offering and redemption price per share..................................                              $13.96
                                                                                                                        ------
                                                                                                                        ------


See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
-----------------------------------------------------------------------------
Statement of Operations         Six Months Ended October 31, 1996 (Unaudited)


INVESTMENT INCOME

INCOME:                 Interest..........................................          $  811,669
                        Cash dividends....................................             353,889
                                                                                    ----------
                           Total Income..................................                                $1,165,558

EXPENSES:               Management fee--Note 3(a).........................             226,279
                        Shareholder servicing costs--Note 3(b)............             101,379
                        Professional fees.................................              26,975
                        Directors' fees and expenses--Note 3(c)...........              11,009
                        Prospectus and shareholders' reports..............              10,042
                        Registration fees.................................               6,733
                        Custodian fees--Note 3(b).........................               2,813
                        Miscellaneous.....................................              11,836
                                                                                    ----------
                            Total Expenses................................                                   397,066
                                                                                                          ----------
INVESTMENT INCOME--NET....................................................                                   768,492

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                        Net realized gain (loss) on investments...........          $ (209,371)
                        Net unrealized appreciation (depreciation)
                          on investments..................................           1,357,890
                                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS....................                                 1,148,519
                                                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................                                $1,917,011
                                                                                                          ----------
                                                                                                          ----------



See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                     Six Months Ended
                                                                                     October 31, 1996           Year Ended
                                                                                        (Unaudited)           April 30, 1996
                                                                                     ----------------        ----------------
OPERATIONS:
  Investment income--net........................................................         $   768,492            $ 1,351,034
  Net realized gain (loss) on investments.......................................            (209,371)            10,919,611
  Net unrealized appreciation (depreciation) on investments.....................           1,357,890             (3,331,125)
                                                                                         -----------            -----------
    Net Increase (Decrease) in Net Assets Resulting from Operations.............           1,917,011              8,939,520
                                                                                         -----------            -----------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net........................................................             --                  (1,572,884)
  Net realized gain on investments..............................................             --                  (8,104,494)
                                                                                         -----------            -----------
    Total Dividends.............................................................             --                  (9,677,378)
                                                                                         -----------            -----------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.................................................           2,417,002             21,004,054
  Dividends reinvested..........................................................              --                  9,365,253
  Cost of shares redeemed.......................................................          (9,479,832)           (23,330,934)
                                                                                         -----------            -----------
    Increase (Decrease) in Net Assets from Capital Stock Transactions...........          (7,062,830)             7,038,373
                                                                                         -----------            -----------
      Total Increase (Decrease) in Net Assets                                             (5,145,819)             6,300,515

NET ASSETS:

  Beginning of Period...........................................................          62,939,955             56,639,440
                                                                                         -----------            -----------
  End of Period.................................................................         $57,794,136            $62,939,955
                                                                                         -----------            -----------
                                                                                         -----------            -----------
Undistributed investment income--net............................................         $ 1,126,872            $   358,380
                                                                                         -----------            -----------

                                                                                           Shares                 Shares
                                                                                         -----------            -----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold...................................................................             179,728              1,464,307
  Shares issued for dividends reinvested........................................             --                     737,421
  Shares redeemed...............................................................            (703,529)            (1,638,061)
                                                                                         -----------            -----------
    Net Increase (Decrease) in Shares Outstanding...............................            (523,801)               563,667
                                                                                         -----------            -----------
                                                                                         -----------            -----------



See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
Financial Highlights

    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                Six Months Ended          Year Ended April 30,
                                                                October 31, 1996   -----------------------------------
PER SHARE DATA:                                                    (Unaudited)      1996          1995         1994(1)
                                                                ----------------   ------        ------        -------
    Net asset value, beginning of period.....................        $13.49        $13.81        $12.49        $12.50
                                                                     ------        ------        ------        ------
    Investment Operations:
    Investment income--net...................................           .20           .32           .39           .24
    Net realized and unrealized gain (loss)
        on investments.......................................           .27          1.70          1.35          (.11)
                                                                     ------        ------        ------        ------
    Total from Investment Operations.........................           .47          2.02          1.74           .13
                                                                     ------        ------        ------        ------
    Distributions:
    Dividends from investment income--net....................          --            (.38)         (.37)         (.13)
    Dividends from net realized gain on investments..........          --           (1.96)         (.05)         (.01)
                                                                     ------        ------        ------        ------
    Total Distributions......................................          --           (2.34)         (.42)         (.14)
                                                                     ------        ------        ------        ------
    Net asset value, end of period...........................        $13.96        $13.49        $13.81        $12.49
                                                                     ------        ------        ------        ------
                                                                     ------        ------        ------        ------

TOTAL INVESTMENT RETURN......................................          3.48%(2)     15.67%        14.22%          .99%(2)

RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..................           .66%(2)      1.25%          .67%          .16%(2)
    Ratio of net investment income
        to average net assets................................          1.28%(2)      2.16%         3.00%         2.48%(2)
    Decrease reflected in above expense ratios
        due to undertakings by the Manager...................           --            .27%         1.27%         1.58%(2)
    Portfolio Turnover Rate..................................        137.87%(2)    370.06%       160.11%          --
    Average commission rate paid(3)..........................        $.0964          --            --             --
    Net Assets, end of period (000's Omitted)................       $57,794       $62,940       $56,639       $51,063

-------------
(1)    From July 1, 1993 (commencement of operations) to April 30, 1994.
(2)    Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is requried to disclose its average commission rate paid per share for purchases and sales of investment securities.


See notes to financial statements.

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

    Dreyfus Asset Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.

    On August 21, 1996, the Dreyfus Total Return Portfolio began operating under the name "Dreyfus Asset Allocation Fund, Inc." Also on August 21, 1996, the Fund's Dreyfus Income Portfolio and Dreyfus Growth Portfolio were merged into Dreyfus Lifetime Portfolios, Inc. Income Portfolio and Growth Portfolio, respectively.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended October 31, 1996, the Fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions with Affiliates:

    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the period ended October 31, 1996.

    (b) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution, or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1996, the Fund was charged $75,426 pursuant to the Shareholder Services Plan.

    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer

Dreyfus Asset Allocation Fund, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)


agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $20,363 during the period ended October 31, 1996.

    Effective May 10, 1996, the Fund entered into a custody agreement with Mellon to provide custodial services for the Fund. During the period ended October 31, 1996, $3,446 was paid to Mellon pursuant to the custody agreement.

    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996 amounted to $79,245,389 and $78,552,981, respectively.

    At October 31, 1996, accumulated net unrealized appreciation on investments was $2,539,441, consisting of $3,252,024 gross unrealized appreciation and $712,583 gross unrealized depreciation.

    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Proxy Results (Unaudited)

    A Special Meeting of shareholders of the Fund was held August 19, 1996 at which the shareholders approved an Agreement and Plan of Reorganization for each of the Fund's Dreyfus Growth Portfolio and Dreyfus Income Portfolio (each a "Series") providing for the transfer of substantially all of the assets of each Series, subject to its liabilities, to the Growth Portfolio and Income Portfolio, respectively, of Dreyfus LifeTime Portfolios, Inc. (each a "Portfolio") in exchange for each Portfolio's Retail shares and the assumption by each Portfolio of stated liabilities. After consummation of the exchange, the shares of each Series were canceled and each Series terminated. The shareholders of each Series approved the Agreement and Plan of Reorganization by a vote of 122,573.509 shares in favor, 1,751.804 shares against and 0 abstentions (including broker non-votes), with respect to the Dreyfus Growth Portfolio and by a vote of 117,369.115 shares in favor, 1,972.728 shares against and 1,236.206 shares abstaining (including broker non-votes), with respect to the Dreyfus Income Portfolio.

Dreyfus Asset Allocation Fund, Inc.
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.    550SA9610